EXHIBIT 10.73.2
                                                                 ---------------



                      SECOND AMENDMENT TO MASTER AGREEMENT
                          AND OTHER OPERATIVE DOCUMENTS
                          -----------------------------

         THIS SECOND AMENDMENT TO MASTER AGREEMENT AND OTHER OPERATIVE DOCUMENTS is made as of the ___ day of August, 2001 by and among CORRECTIONAL SERVICES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company that is a signatory hereto or that, pursuant to Section 3.6 of the Master Agreement (as hereinafter defined), shall become a party hereto as a lessee (individually, together with the Company in its capacity as a lessee, a "Lessee" and collectively the "Lessees"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"); ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (the "Lessor"); certain financial institutions parties hereto as lenders (together with any other financial institution that becomes a party hereto as a lender, collectively referred to as "Lenders" and individually as a "Lender"); FLEET NATIONAL BANK, a national banking association and successor by merger to Summit Bank, as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent"); and SUNTRUST BANK, NASHVILLE, N.A., a national banking association, as documentation agent (in such capacity, the "Document Agent").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the Company, the Lessees, the Subsidiary Guarantors, the Lessor, the Lenders, the Syndication Agent and the Documentation Agent entered into a Master Agreement dated as of August 31, 1999, as amended by a first amendment thereto dated as of November 10, 2000 (collectively, the "Master Agreement"); and

         WHEREAS, the Company has requested the Lessor, the Lenders, the Syndication Agent and the Documentation Agent to make certain amendments to the Master Agreement as more fully described herein, and the Lessor, the Lenders, the Syndication Agent and the Documentation Agent have agreed to do so, subject to and in accordance with the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Except as otherwise indicated herein, all words and terms defined in the Appendix A to the Master Agreement shall have the same meanings when used herein.

         2.       Amendments to Master Agreement.

                  (a) Appendix A to the Master Agreement is amended by adding the following definition thereto:

                  "Fleet National Bank" shall mean Fleet National Bank, a national banking association.

                  (b) The following definitions appearing in Appendix A to the Master Agreement are hereby amended to read in their entirety as follows:

                  "Applicable Margin" shall mean:

                           (i) with reference to Advances that are Base Rate Advances or LIBOR Advances, an amount in excess of the Base Rate or the LIBOR Rate, as the case may be, determined from time to time in accordance with the table set forth below. The Applicable Margin shall change on the fifth Business Day following receipt by the Syndication Agent of a Compliance Certificate of the Company demonstrating that the ratio of the consolidated Total Funded Debt of the Company and its Subsidiaries to Adjusted EBITDA as at the last day of the immediately preceding fiscal quarter of the Company shall be at a different level in the table below, whereupon the Applicable Margin shall be reduced or increased to the applicable percentage set forth in such table. Notwithstanding the foregoing, the Applicable Margin shall not be reduced at any time during which an Event of Default shall have occurred and be continuing:

                                            Applicable Margin for           Applicable Margin for
                   Ratio of Total        Revolving Credit Loans that        Revolving Credit Loans
                   Funded Debt to                    are                           that are
   Level          Adjusted EBITDA              Base Rate Loans                    LIBOR Loans
   -----          ---------------            -------------------                 -------------
     I              < 3.25:1 and                    1.75%                           3.25%
                    -
                    > 3.00:1
                    -
     II             < 3.00:1 and                    1.50%                           3.00%
                    -
                    > 2.50:1
                    -
    III             < 2.50:1 and                    1.25%                           2.75%
                    -
                    > 2.00:1
                    -
     IV             < 2.00:1                        1.00%                           2.50%
                    -

                  "Funding Termination Date" shall mean the earlier of (i) July 31, 2001, or (ii) the date which is six months prior to the end of the Base Term, as it may be renewed pursuant to Section 14.9 of the Lease.

                  "Syndication Agent" shall mean Fleet National Bank, its successors and assigns.

                  (c) Section 5.1(j) of the Master Agreement is hereby amended to read in its entirety as follows:

                  9.1.10  Total Funded Debt to Adjusted EBITDA Ratio.
                          ------------------------------------------

                  The Company will not permit the ratio of (i) the consolidated Total Funded Debt of the Company and its Subsidiaries as of the last day of any fiscal quarter of the Company ending during any test period set forth in the table below, to (ii) Adjusted EBITDA for the period of four consecutive fiscal quarters ending on the same day, to be greater than the ratio set forth opposite such test period below:

                   Four Fiscal
                   Quarters Ending                           Ratio
                   ---------------                           -----
                   June 30, 2001                             3.25:1

                   September 30, 2001                        2.50:1
                   and thereafter

                  (d) All references in the Credit Agreement to "Summit Bank" are hereby amended to read "Fleet National Bank".

         3. Loan Agreement Availability. The Lessor and the Company acknowledge and agree that, as a result of the amendment to the term "Funding Termination Date" effected by this Agreement, the Lessor may not request further Loans under the Loan Agreement after the date hereof.

         4. Amendments to Other Operative Documents. Appendix A to each of the Lease, the Loan Agreement, and the Construction Agency Agreement are hereby amended to incorporate therein the changes to Appendix A to the Master Agreement effected by paragraphs 2(a) and (b) of this Agreement.

         5. Guaranty Reaffirmation. The Company hereby reaffirms all of the terms and conditions of the Guaranty Agreement and acknowledges and agrees that it has no defenses, offsets or counterclaims with respect to its obligations thereunder.

         6.       Representations and Warranties.

                  (a) In order to induce the Syndication Agent and the Lenders to enter into this Agreement and amend the Master Agreement as provided herein, each Obligor, as to itself, hereby represents and warrants to the other parties hereto as follows:

                           (i) All of the representations and warranties of the
Obligors set forth in the Master Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.

                           (ii) After giving effect to this Agreement, no
Potential Event of Default or Event of Default presently exists and is continuing on and as of the date hereof.

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

                           (iii) Since the date of the Obligors' most recent
financial statements delivered to the Syndication Agent, no Material Adverse Effect has occurred, and no event has occurred or failed to occur which has had or is likely to have a Material Adverse Effect.

                           (iv) Each Obligor has full power and authority to
execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and all other agreements, documents and instruments, if any, executed and delivered by the Obligor to the Syndication Agent and the Lenders concurrently herewith or in connection herewith (collectively, the "Amendment Documents"); each Amendment Document to which any of the Obligors is a party has been duly executed and delivered by such party and is the legal, valid and binding obligation of such party enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

                           (v) The execution, delivery and performance of the
Amendment Documents will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance binding upon the Obligors, (ii) conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or by-laws or other equivalent formation documents of any Obligor, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, material lease, contract or other material agreement or undertaking to which any Obligor is a party or by which such party or its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by any Obligor, other than liens in favor of the Syndication Agent for the ratable benefit of the Lenders.

                           (vi) No consent, license, permit, approval or
authorization of, exemption by, notice to, report to, or registration, filing or declaration with any Person is required in connection with the execution, delivery or performance by the Obligors of the Amendment Documents or the transactions contemplated thereby.

                  (b) The Lessor hereby represents and warrants to the other parties hereto as follows:

                           (i) All of the representations and warranties of the
Lessor set forth in the Master Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.

                           (ii) Since the date of the Lessor's most recent
financial statements delivered to the Syndication Agent, no Material Adverse Effect has occurred, and no event has occurred or failed to occur which has had or is likely to have a Material Adverse Effect.

                           (iii) The Lessor has full power and authority to
execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and any other Amendment Document; each Amendment Document to which the Lessor is a party has been duly executed and delivered by the Lessor and is the legal, valid and binding obligation of the

Lessor enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

                           (iv) The execution, delivery and performance of the
Amendment Documents will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance binding upon the Lessor, (ii) conflict with, result in a breach of, or constitute a default under (A) the formation documents of the Lessor, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, material lease, contract or other material agreement or undertaking to which the Lessor is a party or by which the Lessor or its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by the Lessor.

                           (v) No consent, license, permit, approval or
authorization of, exemption by, notice to, report to, or registration, filing or declaration with any Person is required in connection with the execution, delivery or performance by the Lessor of the Amendment Documents or the transactions contemplated thereby.

         7. Syndication Agent's Costs. The Company shall on demand reimburse the Syndication Agent for all out-of-pocket costs, including legal fees and expenses, incurred by the Syndication Agent in connection with this Agreement and the other Amendment Documents and the transactions referenced herein. In the event the Company shall fail to pay any such invoice within 10 days, the Company irrevocably authorizes the Syndication Agent to charge the Company's account(s) with the Syndication in the amount of such out-of-pocket costs.

         8. No Change. Except as expressly set forth herein or modified hereby, all of the terms and provisions of the Master Agreement and the other Operative Documents are hereby reaffirmed in their entirety shall continue in full force and effect.

         9. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument. This Agreement shall not be binding upon any party until all parties hereto have executed this Agreement and delivered it to the Syndication Agent.


                   [Balance of page intentionally left blank]


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


         10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute and deliver this Agreement as of the day and year first above written.

                                        CORRECTIONAL SERVICES CORPORATION,
                                        a Delaware corporation

                                        By:_________________________________
                                              Name:
                                              Title:


                                        YOUTH SERVICES INTERNATIONAL, INC.
                                        a Maryland corporation

                                        By:_________________________________
                                              Name:
                                              Title:

                                        FF&E, INC., a New Jersey corporation


                                        By:_________________________________
                                              Name:
                                              Title:


                                        COMMUNITY CORRECTIONS, INC., a
                                        Texas corporation

                                        By:_________________________________
                                              Name:
                                              Title:



                       (Signatures continued on next page)

                                        YOUTH SERVICES INTERNATIONAL
                                        OF NORTHERN IOWA, INC., an
                                        Iowa corporation

                                        By:_________________________________
                                              Name:
                                              Title:


                                        YOUTH SERVICES INTERNATIONAL
                                        OF BALTIMORE, INC., a Maryland
                                        corporation

                                        By:_________________________________
                                              Name:
                                              Title:


                                        YOUTH SERVICES INTERNATIONAL
                                        OF VIRGINIA, INC., a Virginia
                                        corporation

                                        By:_________________________________
                                              Name:
                                              Title:

                                        YOUTH SERVICES INTERNATIONAL
                                        HOLDINGS, INC., a Delaware corporation


                                        By:_________________________________
                                              Name:
                                              Title:




                       (Signatures continued on next page)

                                        YOUTH SERVICES INTERNATIONAL
                                        REAL PROPERTY PARTNERSHIP, LLP,
                                        a Maryland limited liability partnership


                                        By:_________________________________
                                              Name:
                                              Title: of Both Partners


                                        YOUTH SERVICES INTERNATIONAL
                                        OF DELAWARE, INC., a Delaware
                                        corporation

                                        By:_________________________________
                                              Name:
                                              Title:


                                        YOUTH SERVICES INTERNATIONAL
                                        OF ILLINOIS, INC., a Maryland
                                        corporation

                                        By:________________________________
                                              Name:
                                              Title:


                                        YOUTH SERVICES INTERNATIONAL
                                        OF MARYLAND, INC., a Maryland
                                        corporation

                                        By:_________________________________
                                              Name:
                                              Title:



                       (Signatures continued on next page)

                                        YOUTH SERVICES INTERNATIONAL
                                        OF MINNESOTA, INC., a Maryland
                                        corporation

                                        By:_________________________________
                                              Name:
                                              Title:


                                        YOUTH SERVICES INTERNATIONAL
                                        OF SOUTH DAKOTA, INC., a South Dakota
                                        corporation

                                        By:_________________________________
                                              Name:
                                              Title:


                                        YOUTH SERVICES INTERNATIONAL
                                        OF TEXAS, INC., a Texas
                                        corporation

                                        By:_________________________________
                                              Name:
                                              Title:


                                        YSI OF CENTRAL IOWA, INC.,
                                        an Iowa corporation

                                        By:_________________________________
                                              Name:
                                              Title:



                       (Signatures continued on next page)

                                        YOUTH SERVICES INTERNATIONAL
                                        OF IOWA, INC., a Maryland
                                        corporation

                                        By:_________________________________
                                              Name:
                                              Title:


                                        YOUTH SERVICES INTERNATIONAL
                                        OF MICHIGAN, INC., a Michigan
                                        corporation

                                        By:_________________________________
                                              Name:
                                              Title:


                                        YOUTH SERVICES INTERNATIONAL
                                        OF MISSOURI, INC., a Missouri
                                        corporation

                                        By:_________________________________
                                              Name:
                                              Title:


                                        YOUTH SERVICES INTERNATIONAL
                                        OF TENNESSEE, INC., a Maryland
                                        corporation

                                        By:_________________________________
                                              Name:
                                              Title:


                       (Signatures continued on next page)




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


                                        YOUTH SERVICES INTERNATIONAL
                                        SOUTHEASTERN PROGRAMS, INC.,
                                        a Maryland corporation

                                        By:_________________________________
                                              Name:
                                              Title:


                                        CSC MANAGEMENT DE PUERTO RICO, INC.,
                                        a Puerto Rico corporation

                                        By:_________________________________
                                              Name:
                                              Title:


                                        FLEET NATIONAL BANK,
                                        as the Syndication Agent and a Lender


                                        By:_________________________________
                                              Lisa Cohen
                                              Vice President

                                        ATLANTIC FINANCIAL GROUP, LTD.,
                                        as Lessor

                                        By:  Atlantic Financial Managers, Inc.,
                                             its General Partner



                                                By:________________________
                                                    Name:
                                                    Title:



                       (Signatures continued on next page)

                                        SUNTRUST BANK, NASHVILLE, N.A.,
                                        as the Documentation Agent and a Lender



                                        By:_________________________________
                                           Name:
                                           Title:

























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